UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            COMMUNITY BANCORP, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee Required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

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      4.    Date Filed:

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

                          COMMUNITY BANCORP, INC.
                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               April 9, 2002
       __________________________________________________________


NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Community Bancorp, Inc. ("Corporation") will be held at the Main Office of the Corporation, 17 Pope Street, Hudson, Massachusetts, on Tuesday, April 9, 2002 at 10 o'clock A.M., for the purpose of considering and voting upon the following matters:

   1. To fix the number of Directors who shall constitute the full Board of Directors at ten.

   2. To elect as Directors the three individuals listed as nominees in the Proxy Statement accompanying this Notice of Meeting who, together with the seven Directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors.

   3. Such other matters as may properly be brought before the meeting and any adjournment thereof.

The record date and hour for determining shareholders entitled to notice of, and to vote at, the meeting, has been fixed at 5 o'clock P.M., March 1, 2002.


                                   By Order of the Board of Directors,

                                   /s/ Donald R. Hughes, Jr.
                                   ----------------------------
                                   Donald R. Hughes, Jr., Clerk


March 12, 2002


PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                         COMMUNITY BANCORP, INC.
                             PROXY STATEMENT
                     ANNUAL MEETING OF SHAREHOLDERS
                              April 9, 2002

The following information is furnished in connection with the solicitation of proxies by the management of Community Bancorp, Inc. ("Corporation"), whose principal executive office is located at 17 Pope Street, Hudson, Massachusetts, (Telephone: 978-568-8321), for use at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 9, 2002.

As of March 1, 2002, 5,940,606 shares of common stock of the Corporation were outstanding and entitled to be voted.

The record date and hour for determining shareholders entitled to vote has been fixed at 5 o'clock P.M., March 1, 2002. Only shareholders of record at such time will be entitled to notice of, and to vote at, the meeting. Shareholders are urged to sign the enclosed form of proxy solicited on behalf of the management of the Corporation and return it at once in the envelope enclosed for that purpose. The proxy does not affect the right to vote in person at the meeting and may be revoked prior to its exercise. Proxies will be voted in accordance with the shareholder's directions.

If no directions are given, proxies will be voted to fix the number of Directors of the Corporation at ten; to elect I. George Gould, James A. Langway, and David L. Parker to the Board of Directors of the Corporation to serve until the Annual Meeting of Shareholders in the year 2005 and until their successors are duly elected and qualified to serve.

The financial statements of the Corporation for 2001 have been mailed to the shareholders with the mailing of this Notice and Proxy Statement.

The cost of the solicitation of proxies is being paid by the Corporation. The Proxy Statement will be mailed to shareholders of the Corporation on or about March 12, 2002.

                    Determination of Number of Directors
                         and Election of Directors
                    ------------------------------------

The persons named as proxies intend to vote to fix the number of Directors for the ensuing year at ten and vote for the election of the persons named below as Nominees for Election at This Meeting as Directors, each to hold office until the annual meeting held in the year indicated in the column designated "Term of Office". If any nominee should not be available for election at the time of the meeting, the persons named as proxies may vote for another person in their discretion or may vote to fix the number of Directors at less than ten. The management does not anticipate that any nominee will become unavailable.

The By-laws of the Corporation provide in substance that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the term of office of one class shall expire and a successor class be elected at each annual meeting of the shareholders.

The present number of Directors is ten. It is proposed by the Board that at the meeting the number of Directors who shall constitute the full Board of Directors until the next annual meeting be fixed at ten and that the three nominees listed below be elected to serve until the date indicated opposite their names. All of the nominees are currently Directors.

Opposite the name of each nominee and each continuing Director in the following table is shown: (1) the number of shares of stock of the Corporation owned beneficially by each such person; (2) for those persons serving as Directors of the Corporation, the date on which such person's term of office as Director began; (3) the term of office for which such person will serve; and (4) such person's current principal occupation or employment.

                   Nominees For Election at This Meeting
                   -------------------------------------

                                       Has Served
                                       on Board of
                         Shares of     Directors
                         Stock Owned   of the
                         Beneficially  Corporation
                         as of         or Its        Term
                         March 1,      Predecessor   of      Principal
      Name               2002 (1)      Since         Office  Occupation
      ----               ------------  ------------  ------  ----------

I. George Gould             42,964        1962        2005   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             Chairman,
                                                             Gould's, Inc.

James A. Langway           244,143        1976        2005   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             President and
                                                             CEO of the
                                                             Corporation;
                                                             President &
                                                             CEO of Community
                                                             National Bank

David L. Parker             68,484        1986        2005   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             Chairman,
                                                             Larkin Lumber Co.


                         Directors Continuing In Office
                         ------------------------------

                                       Has Served
                                       on Board of
                         Shares of     Directors
                         Stock Owned   of the
                         Beneficially  Corporation
                         as of         or Its        Term
                         March 1,      Predecessor   of      Principal
      Name               2002 (1)      Since         Office  Occupation
      ----               ------------  ------------  ------  ----------

Jennie Lee Colosi            4,871        1999        2003   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             President &
                                                             Treasurer, ET&L
                                                             Construction, Inc.

Antonio Frias               78,121        1985        2003   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             President and
                                                             Treasurer,
                                                             S & F Concrete
                                                             Contractors, Inc.

Horst Huehmer               45,264        1980        2004   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             Retired.

Donald R. Hughes, Jr.      101,916        1995        2004   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             Treasurer &
                                                             Clerk of the
                                                             Corporation;
                                                             Executive Vice
                                                             President &
                                                             Cashier of
                                                             Community
                                                             National Bank

Dennis F. Murphy, Jr.      851,716        1984        2003   Chairman of
                                                             the Board of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             President and
                                                             Treasurer,
                                                             D. Francis
                                                             Murphy Insurance
                                                             Agency, Inc.

Mark Poplin                307,618        1967        2004   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             President and
                                                             Treasurer,
                                                             Poplin Supply
                                                             Co.; Secretary,
                                                             Poplin
                                                             Furniture Co.

David W. Webster           142,108        1995        2004   Director of
                                                             Corporation
                                                             and Community
                                                             National Bank;
                                                             President,
                                                             Knight Fuel
                                                             Co., Inc.

Note:
----

1. Beneficial ownership of stock for the purpose of this statement includes securities owned by the spouse and minor children and any relative with the same address. Certain Directors may disclaim beneficial ownership of certain of the shares listed beside their names.


The affirmative vote of the holders of a majority of the common stock of the Corporation present or represented and voting at the meeting is required to fix the number of Directors. The affirmative vote of a plurality of the votes cast by shareholders is required to elect Directors.



                               Other Matters
                               -------------

The management knows of no business which will be presented for consideration at the meeting other than that set forth in this Proxy Statement. However, if any such business comes before the meeting, the persons named as proxies will vote thereon according to their best judgment.


                                    By order of the Board of Directors


                                    /s/ James A. Langway
                                    --------------------
                                    James A. Langway
                                    President


Hudson, Massachusetts
March 12, 2002

                         COMMUNITY BANCORP, INC.
                PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               APRIL 9, 2002

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Community Bancorp, Inc. ("Corporation") hereby nominates, constitutes and appoints Jennie Lee Colosi, Horst Huehmer and David W. Webster, and each of them (with full power to act alone), true and lawful attorneys, agents and proxies, with power of substitution to each, to attend the Annual Meeting of the Shareholders of said Corporation to be held at the Main Office of the Corporation at 17 Pope Street, Hudson, Massachusetts on Tuesday, April 9, 2002 at 10 o'clock A.M., and any adjournments thereof, and thereat to vote or otherwise act in respect of all the shares of capital stock of said Corporation that the undersigned shall be entitled to vote, with all powers the undersigned would posses if personally present, upon the following matters:


1.   To fix the number of Directors               For         [      ]
     who shall constitute the full
     Board of Directors at ten.                   Withheld    [      ]


2.   To elect as Directors the three              For         [      ]
     individuals listed as nominees
     in the Proxy Statement accompanying          Withheld    [      ]
     this Proxy who, together with the
     seven Directors whose terms of office
     do not expire at this meeting, will
     constitute the full Board of Directors.

3.   Such other matters as may properly           For         [      ]
     be brought before the meeting
     and any adjournments thereof.                Withheld    [      ]



THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE PROPOSITIONS LISTED ABOVE UNLESS "WITHHELD" IS INDICATED. IF ANY OF THE INDIVIDUALS LISTED AS NOMINEES FOR DIRECTOR IN THE PROXY STATEMENT DATED MARCH 12, 2002 ACCOMPANYING NOTICE OF SAID MEETING IS UNAVAILABLE AS A CANDIDATE, OR ANY OTHER NOMINATION IS MADE OR ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS ACTING HEREUNDER UNLESS "WITHHELD" IS INDICATED IN RESPONSE TO ITEM 3 ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.



                                Dated: _____________________, 2002


                                ___________________________________
                                    (Signature of Shareholder)

                                ___________________________________
                                    (Signature of Shareholder)

                                 When  signing as attorney, executor,
                                 administrator, trustee or guardian,
                                 please give full title


                                 Number of Shares___________________